                               Semi-Annual Report
                               September 30, 1999


                                   Legg Mason


                               Value Trust, Inc.

                         Special Investment Trust, Inc.

                            Total Return Trust, Inc.


                                Navigator Class

                              [LOGO APPEARS HERE]
                           The Art of Investing/SM/

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

To Our Shareholders,

  The following table summarizes key statistics for the Navigator Class of shares of the Legg Mason Value Trust, Special Investment Trust and Total Return Trust, as of September 30, 1999:

                                                         Total Returns/1/
                                           -----------------------------------------
                                               3 Months       9 Months    12 Months
                                           ----------------   ---------   ----------
Value Trust                                      -9.5%           +7.4%       +46.2%
Lipper Large-Cap Growth Funds/2/                 -3.6%           +8.8%       +37.9%
Standard & Poor's 500 Composite Index            -6.3%           +5.4%       +27.8%

Special Investment Trust                         -2.9%          +11.4%       +56.5%
Lipper Mid-Cap Core Funds/2/                     -3.7%           +5.3%       +30.8%
Russell 2000 Index                               -6.3%           +2.4%       +19.1%

Total Return Trust                              -10.9%           -3.2%       +10.5%
Lipper Multi-Cap Value Funds/2/                  -9.6%           +0.0%       +16.4%

  As the table indicates, over the past twelve months, Value Trust and Special Investment Trust have significantly outperformed the average of funds in their Lipper categories as well as relevant stock market indices, although Value Trust's performance in the September quarter fell short of those benchmarks. Total Return Trust's performance has trailed that of the average fund in its Lipper category during the three comparison periods. Detailed comments on each fund appear in the portfolio managers' comments on the following pages.

  With less than three months to go until the end of the century, attention continues to focus on the Year 2000 issue. As you know, the Year 2000 issue is a computer programming problem that affects the ability of computers to correctly process dates of January 1, 2000, and beyond. We believe the Year 2000 date change will have no adverse impact on Legg Mason's ability to service its clients. We are on target to complete this important project. Industry-wide testing sponsored by the Securities Industry Association ("SIA") was conducted in March and April of 1999, with Legg Mason, its brokerage subsidiaries and primary vendors actively participating and achieving positive results.

--------------
/1/ Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.

/2/ Lipper Analytical Services, Inc. recently revised its methods of categorizing mutual funds. Value Trust is now included in Lipper's "Large-Cap Growth Fund" category (funds which normally invest in larger-capitalization issues with earnings expected to grow significantly faster than earnings of stocks included in Standard & Poor's 500 stock index). Special Investment Trust is included in the "Mid-Cap Core Fund" category (funds which normally invest in mid-sized capitalization issues, with wide latitude in the companies in which they invest). Total Return Trust is included in the "Multi-Cap Value Fund" category (funds which normally invest in issues with a variety of market capitalization sizes, which are considered to be undervalued relative to stocks in Standard & Poor's 500 stock index).

  Legg Mason's Year 2000 Project has four phases. The Inventory Phase and the Assessment Phase are already complete. The Remediation Phase and the Testing Phase are currently underway and on target. Renovation and replacement of existing internal systems, where necessary, is also complete, and all of our critical vendors have certified their Year 2000 compliance. Most noncritical vendors have also certified their Year 2000 compliance, and we expect the remaining vendors to certify their compliance shortly. Although individual customer testing will not be available, we have successfully tested models representing all forms of accounts maintained at Legg Mason, including the Funds' shareholder accounts.

                                                     Sincerely,


                                                     /s/ John F. Curley, Jr.


                                                     John F. Curley, Jr.
                                                     President

October 27, 1999

Portfolio Managers' Comments
Third Quarter 1999

Market Commentary

   "If you can look into the seeds of time and say which grain will grow and which will not, speak then to me . . . ."
                                                                         Macbeth

   "It is wrong always, everywhere, and for everyone to believe anything upon insufficient evidence."
                                                                   W.K. Clifford
                                                            The Ethics of Belief

   ". . . [A] rule of thinking which would absolutely prevent me from acknowledging certain kinds of truths if those . . . truths were really there, would be an irrational rule."

                                                                   William James
                                                             The Will to Believe
Amazon and the Ethics of Belief

  One of the most common questions we get is, "How do you value Internet stocks?" This question is not usually asked of momentum investors, sector rotators, thematic investors, or even garden variety growth stock investors, all of whom employ stock selection techniques that ignore, or at least minimize, valuation. It is a legitimate question, though, for value investors whose strategy rests on the purchase of stocks whose price is below some calculation of value.

  Some would claim that you can't value Internet stocks, most of which have minimal sales, no earnings, negative cash flow, and unknown business prospects. These critics say the Internet is a classic bubble, a psychological phenomenon born of irrational enthusiasm for the economic potential of online activity. Such things end badly, and those who are participating in the madness are either dupes or gamblers betting against the odds. In any case, it is no place for the value investor.

  Others are not so dogmatic, but point out that the early stage nature of these businesses precludes analysis based on traditional metrics such as price to earnings, book value, or cash flow. Companies which have reached the stage where they are making money, such as Yahoo or America Online, sport market capitalizations larger than any number of great American businesses including General Motors, Caterpillar and Sears. Applying standard metrics to these "new economy" companies does not yield anything approaching reasonable valuations. On these bases they look wildly overpriced (and many good investors believe they are).

  Traditional metrics, when they work at all, work best with traditional businesses. The value of these analytical tools is usually a function of the historical data supporting their effectiveness. We have a lot of data about how the market has valued long-standing businesses whose economics are well understood, for example, foods and beverages, the big drug companies, retail stores, and newspapers. We know which groups have performed well early in an economic cycle, which have been the most recession resistant, what historically attractive and unattractive valuations have been, and how current profitability compares with past results. All of this is absent from most Internet-related businesses, leaving the value investor at an apparent disadvantage to others who employ less rigorous methods to select securities.

  It's important to distinguish this situation from the related issue of valuing technology companies. Many value investors have chosen to ignore technology companies or to maintain minimal exposure to them, despite long data trails and compelling evidence that this sector has had the ability to create substantial, long-lasting shareholder wealth. The reasons typically given are that technology is difficult to understand, that it changes rapidly, and that the stocks are usually too expensive according to standard valuation methods. All of these reasons are weak.

  Ben Graham once denied that reward and risk were correlated in the stock market. (He was wrong.) He correctly said that reward was, or should be, related to the amount of work one was willing to do. If technology is difficult, it is not incomprehensible. Investors who rule out the largest sector of the stock market, and the most important driver of economic growth and progress, because it takes work to figure it out have little to cavil about when others get the rewards. Although technology changes reasonably rapidly, it doesn't follow that such change is random or unpredictable. In many cases, it follows well-defined paths. The economics of technology and information-based businesses have been explored by economists such as Brian Arthur and Hal Varian. Their work is accessible to anyone who will take the time to study it.

  Moreover, technology companies often create change and instability in other unrelated businesses that are not themselves involved in technology. Amazon is roiling the traditional book business; online brokers have forced even Merrill Lynch to dramatically alter long-standing business practices. Ignoring technology often leads to making bad investment decisions by not understanding the risks to your non-technologically based, but vulnerable, businesses. Warren Buffett found the pricing structure and demand dynamics of the encyclopedia business totally upended by Microsoft's Encarta and CD-ROMs. Nobody wants the traditional World Book anymore, a business he thought had an enduring franchise.

  It is true that some of the best technology companies have rarely looked attractive on traditional valuation methods, but that speaks more to the weakness of those methods than to the fundamental risk-reward relationships of those businesses. Had we understood valuation better we would have owned Microsoft and Cisco. Microsoft has gone up about 1% per week on average since it has been public. Companies don't outperform year in and year out for over a decade unless they were mispriced to begin with, that is, undervalued. Paul Johnson, a prominent networking analyst, wrote an open letter to Warren Buffett a few years ago showing how Cisco met the criteria Buffett has so often enumerated for his investments. There is no evidence Buffett read the letter, but we read it and didn't buy Cisco. Johnson was right and we were wrong; not because the stock went up a lot, but because it was significantly undervalued and we missed that.

  Undervaluation is not determined by a stock's price in relation to existing or trailing earnings, book value, or cash flow, although these metrics may be evidence of a price that is below intrinsic value. Undervaluation is determined by the relation between a stock price and the present value of the free cash the underlying business will generate over one's forecast time horizon.

  The past is known, and the future is not, and the only guide to the future is the past. That is why historical price-to-value relationships play such a dominant role in most value investors' strategies. If one invested backward, instead of forward, or if the world never changed, those past relationships would be dispositive. One would not have to think about, analyze, or assess the probabilities of change in order to generate satisfactory investment returns.

  The stock market is a discounting mechanism. Its prices reflect the expected value of the future, a future which at best will resemble, but not replicate, the past. Potentially disruptive technologies such as the Internet may change long-established economic relationships, providing an opportunity for those who correctly discern the changing economic patterns before they are reflected in market prices.

  This, of course, is fiendishly difficult. Each individual possesses only the tiniest fraction of the information available to the market. The regulators try to assure that no one has material information before anyone else. Large changes result in large opportunities for profit, attract large interest and often generate enthusiasms that outrun prudence. In these cases, risk far outstrips the probability of reward. Such appears to be the case with most Internet securities today. Most, not all.

  The value of the publicly traded Internet securities is just over $500 billion, about 10% more than the market value of Microsoft, and about 6% of GDP. It seems reasonable that if the Internet really does "change everything," as its enthusiasts assert, the investment opportunity is probably greater than a single digit percent of GDP.

  The market believes it knows where a lot of the opportunity is: the combined market value of AOL, Yahoo, and Amazon is about 40% of the total value of all Internet stocks. Two questions come to mind: first, do these values overstate or understate the intrinsic value of the businesses; second, how would you know?

  The second question is logically prior to the first. Answering it is easy in theory. If the present value of, e.g., Amazon's future free cash flow is greater than $30 billion, Amazon is undervalued; if not, it is overvalued. How should one go about figuring this out?

  W.K. Clifford, and many others, would say you shouldn't. Clifford, a brilliant mathematician who died at 34 in 1879, argued that making decisions without adequate justification was not just ill-advised, but wrong. If Clifford were a portfolio manager, he would argue that there is insufficient evidence on which to make a judgment about Amazon. Its business model is unproven (some would say unknown); it does nothing but report losses. The book business is mature, slow growing, and fiercely competitive. Amazon's new initiatives, into toys, electronics, and online auctions, are certain to add to the losses through start-up costs. The company is spending heavily to build warehouses, which carry both capital costs and execution risk. The new zShops effort, while promising, further fragments management's attention. Finally, the value of Amazon not only exceeds that of Borders by 30 times, and Barnes and Noble by almost 20 times, it is greater than that of Sears, Federated, Saks, and K Mart combined! Such evidence as there is would indicate one's efforts to find value are better employed elsewhere.

  Another 19th century thinker, William James, wrote an essay to counter Clifford called "The Will to Believe." James argued in this seminal work that in many cases one was justified in believing something well in advance of what others may consider sufficient evidence. His argument carried the day philosophically, which is why no one reads Clifford anymore, while every competently trained student of the theory of knowledge has read and assimilated James.

  James's argument was rich and detailed, but one of his points apposite to Amazon was that the level of evidence one needs to believe something is a function of how important it is not to be wrong. The evidence bar will be set higher the more important it is not to make a mistake. If being right has high value, and being wrong has low value, then the evidence needed for belief can be a lot lower since being wrong is not very costly, and being right has a high payoff.

  This is why people play the lottery, why they buy insurance, and why both are reasonable. Some insurance events are so unlikely paying anything is usually not advised, for example, flight insurance. The lottery always has more players the higher the payoff, since different people have different thresholds for betting on unlikely events.

  With Amazon, we believe the payoff for being right is high. We arrive at this view by developing a model of each of Amazon's businesses, adjusting for capital employed and time to maturity. We project free cash flows using a variety of scenarios, and try to assess the relative probabilities of each. This gives a range of possible values for the business. We then try to discern which scenario most closely fits the current evidence. That gives the most probable current intrinsic value.

  The most you can lose is your purchase price. What is the threshold of evidence necessary to make such a bet? How will you know if you're likely to win or lose as Amazon's business develops? These are all epistemological questions. James notes that for one type of thinker, the crux of such decisions is in their principles or origin, while for another the importance is in the outcome.

  One type of value investor requires the authority of the past in order to make a bet on the future. Like Clifford, they have a high threshold of evidence and wish to avoid the inevitable errors that attend trying to assess the expected value of the future. The theory of value would indicate that all of an asset's value derives from the future. Avoiding the analysis of possible futures, their probabilities and expected payoffs, may constitute the greatest error of all.

                                                                Bill Miller, CFA
October 15, 1999
DJIA 10019.71

                              -------------------

Value Trust

  In the third calendar quarter, the U.S. stock market declined, as did our portfolio. The cumulative total returns are summarized below:

                                      Third      Year-
                                     Quarter    to-Date    1 Year    3 Years
-----------------------------------------------------------------------------
Value Trust                            -9.46%     +7.36%   +46.17%   +155.08%

Lipper Large-Cap Growth Funds          -3.64%     +8.75%   +37.86%    +96.48%
Lipper Diversified Equity Funds        -5.37%     +5.23%   +27.19%    +57.19%
S&P 500 Composite Index                -6.25%     +5.36%   +27.80%    +95.73%
Dow Jones Industrial Average*          -5.39%    +13.97%   +34.01%    +85.18%

--------------
*Dividends reinvested daily.

  Our results, as you may know, bounce around quarter to quarter and don't correlate terribly closely with those of the major indices, nor should they. Investors who want index-type results can always buy index funds. We hope to provide better long-term returns through active management. Although we have been able to achieve that over the life of the Fund, past results are no guarantee that we will succeed in our objective going forward.

  This is the second consecutive quarter we have lagged the major indices after handily exceeding them the prior two quarters. Deconstructing near-term results has little predictive value in our opinion; the market is too efficient and the results of long-term investment decisions are only evident long-term.

  The sensitivity of returns to initial measuring points is clear by comparing our nine-month gain of 7.36% to our one-year return of 46.17%. Just looking at nine months, one could say we were moderately ahead of the market and the average diversified equity fund, but trailed the Dow, and that our absolute returns were modest. Move the starting point back 90 days and our results are extremely strong on both a relative and an absolute basis, which speaks to both how good our returns were in the fourth quarter of last year, and how depressed the market was.

  We believe it is extremely important for shareholders to have realistic expectations about what might constitute reasonable returns from investing in stocks. Since good data have been available, roughly beginning in the mid-1920s, stocks have returned about 7% per year after inflation. They have also returned about 350 basis points/1/ more than Treasury bonds measured from similar beginning valuations./2/

  Inflation expectations are now running about 2%, calculated by the difference between Treasuries and the Treasury inflation-indexed bonds. With 30-year Treasury bonds yielding 6.25%, both measurements would imply a projected average long-term return in the 9% range going forward, assuming no decline in the market's average price earnings ratio. This is not a trivial assumption, since that ratio hovers around all-time highs, and is substantially above the long-term average of around 15x.

  Returns of 9% are dramatically below what the Value Trust Primary Class has achieved since its inception in 1982. That starting point was fortuitous, since equity valuations were depressed by high inflation and recession. Today low inflation, record profits and profitability have combined to produce near-record prices and valuations. (The Primary Class and Navigator Class of shares have different fees and expenses. Please refer to page 13 for information.)

  This is not to suggest that we are bearish, or even cautious about the opportunities in stocks. We think stocks are likely to continue to provide the highest rates of return among the major asset classes. It's just that the nominal value of those returns is likely to be considerably lower than what has been earned on average since the early 1980s.

  This year the market's returns have been dominated by the big technology stocks, such as those in the NASDAQ 100, and the snap-back in the cyclicals from the deeply oversold conditions of late last year. The NASDAQ 100 is up over 35% this year, almost seven times the return of the S&P 500, which itself includes the major contributors to the NASDAQ. Most chemical, aluminum and paper stocks have also handily outperformed, as have most of the big oil, gas and energy service names.

  Looking at the S&P 500 as a whole, over 60% of the stocks are down for the year. The median return in the index this year is -5.9%. The market remains quite narrow. We are not complaining about this; as one strategist noted, the market is a meritocracy, not a democracy. Our job is to identify attractive long-term investment opportunities; it is not to try to guess near-term stock price movements.

  We have solid exposure to technology, none to deep cyclicals, and heavy exposure to financials, a group whose long-term performance has been splendid, but which has struggled this year as interest rates have risen. Until interest rates peak, financials are likely to remain under pressure. Since the beginning of the year, the NYSE financial index has declined 10.3%, creating a substantial drag on our results. Financials remain a core holding, as we believe they have faster growth, higher returns on equity, and much lower valuations than the market as a whole. Those characteristics are why the group has outperformed over the decade, and why we are optimistic about its continued long-term performance.

--------------
/1/ 100 basis points = 1%.

/2/ This historical difference in the returns of stocks relative to bonds, known as the equity risk premium, is generally regarded as the amount necessary to compensate investors for the greater perceived risk of owning stocks.

  We don't have any special insight into when the market weakness that began several months ago will end. Rising energy and gold prices, coupled with continued strong economic growth, have raised concerns about growing inflationary pressure. The Fed has raised interest rates and threatens to do so again. These factors have rightly dampened investor enthusiasm, which is unlikely to reverse until these conditions change.

  As equity prices decline, opportunities emerge, so we are not distressed at this turn of events. We are changing some of the relative weightings in the portfolio to try to optimize future returns and are always on the lookout for new names.

  We added Amazon to the portfolio in the quarter, a subject discussed more fully elsewhere. We sold Hilton, Mirage, and Western Digital. Hilton made what we believed was a poor acquisition in buying Promus. They spent a lot and paid fair value; we believe the deal is unlikely to substantially add to value. Mirage's results continue to lag those of other Las Vegas operators, and we were disturbed by the departure of CFO Dan Lee, who attempted to provide much needed financial discipline. Western Digital was a small position whose turnaround did not materialize. The resources could be better employed elsewhere.

 As always, we appreciate your support and welcome your comments.

                                                                Bill Miller, CFA
October 15, 1999
DJIA 10019.71

                              -------------------

Special Investment Trust

 Our cumulative results for the various periods ended September 30, 1999, were as follows:

                                      Third      Year-
                                     Quarter    to-Date    1 Year    3 Years
-----------------------------------------------------------------------------
Special Investment Trust               -2.93%    +11.38%   +56.45%    +85.75%

Lipper Mid-Cap Core Funds              -3.66%     +5.28%   +30.78%    +41.35%
Lipper Diversified Equity Funds        -5.37%     +5.23%   +27.19%    +57.19%
S&P 500 Composite Index                -6.25%     +5.36%   +27.80%    +95.73%
Russell 2000                           -6.32%     +2.37%   +19.07%    +28.43%

  Special Investment Trust outperformed all relevant benchmarks for the third quarter, including the Lipper index of other mid-cap funds, the Lipper index of all diversified equity funds, the Russell 2000 index of smaller companies, and the S&P 500 index of larger companies. We are also beating these benchmarks for the year-to-date and one-year periods. Looking longer term, we outperformed the Russell 2000 and the Lipper indices of mid-cap funds and of all diversified equity funds over the three-year time frame, though we trail the S&P 500 for this period.

  Our performance in the quarter was led by three of our top six holdings, Gateway, Symantec and Orion Capital. Orion Capital agreed to be acquired by Royal & Sun Alliance for $50 per share. Both Gateway and Symantec are in the midst of noticeable fundamental improvement as a result of changes in management. Now that the two new management teams have begun to show results, we believe the market is starting to recognize the value inherent in each company's brands, products, and competitive positions.

  Other leaders in the Fund for the third quarter included long-time holdings Cell Genesys, Cabletron, and Cott Corporation, as well as two of our newer holdings, TALK.com, purchased in the second quarter, and our Amazon.com convertible preferred bonds, purchased in the first quarter.

  We thought it would be useful in addition to our usual comments on individual companies to look at how we structure and conceptualize the portfolio as a whole. The impact of that thought process is as critical to our returns as the description of our individual holdings. So, this quarter we're going to address three portfolio-oriented issues: the importance of relative weightings, the effect of correlation amongst the different names, and the limitations of aggregate measures.

  Our returns do not depend solely on our identifying undervalued companies that we expect to outperform over a long-term time horizon. It is also important that we maximize the impact of our winners and minimize our errors. Not every one of our holdings is going to work out as we think. The key is that we need to have a larger percent invested in the ones that work than in the ones that don't. While this sounds very obvious, it is often not well understood. As George Soros once remarked, it is not how often you are right or wrong, what is important is how much money you make when you are right less how much you lose when you are wrong. There are many times that people ask us how we can own a certain name or why did this or that go down. The answer, simply, is that sometimes we're wrong or the timing of events does not work to our advantage. However, that is why we have a portfolio of companies, not just one or two. Our effort is focused on getting the largest percentage of the Fund into names where we are right.

  This is also why we're reluctant to talk too much about a single one of our ideas. Individuals may try to take one or two of our ideas and buy them instead of the Fund or instead of a properly diversified portfolio. While sometimes this may work out, often it does not. Many times, an investor will put a far greater percent of their net worth in a name than we would, so any negative outcomes are felt more severely.

  Another interesting portfolio issue is what the academics call correlation, which can magnify or lessen our exposure to certain events. For each investment, circumstances or trends need to be in place or certain events need to happen in order for our analysis to be correct. We call these value drivers. For some, our probabilistically-predicted outcomes may depend on the economic environment, for others on the development (or continuation) of a particular technology or consumer market. Our goal in structuring the portfolio is to have a diversity of value drivers. As an extreme example, a portfolio of twenty companies may move as one if every one of those companies' success depends on one trend, such as the demand for personal computers. The entire portfolio would suffer if assumptions about the PC market turn out to be wrong, with no offsetting upside from other securities driven by other trends. Although we are looking for the most attractive individual companies overall, given similar risk/return characteristics, risk-adjusted returns in this example are enhanced by adding a company in a sector unrelated to personal computers.

  Within the Fund, we have a diversity of value drivers. For example, within our technology holdings there are many similar and opposing crosscurrents. AOL's value is mainly driven by the emergence of the Internet as a mass market, and that emergence is in turn driven partly by the continuing penetration of the personal computer into U.S. households. However, AOL could also succeed extremely well if consumers' preferred method of accessing the Internet switched to cell phones, televisions and other dedicated appliances. Gateway, a consumer PC provider, has some value drivers in common with AOL, but would most likely be disadvantaged if consumers moved from PCs to other appliances for Internet access. So, while on the surface it seems AOL and Gateway have their value tied to the same trends, there are many nuances that could cause them to behave differently. Other holdings within the technology sector have further differences in value drivers. For some holdings undergoing restructuring, such as Micron Electronics, Sybase and Silicon Graphics, outcomes depend partly on management and expense control. Others have new products or markets emerging, such as Cabletron and Symantec. There are examples like this throughout the Fund, both within and between industry groups.

  The third angle on portfolios we'll discuss is what we call the fallacy of aggregation. A portfolio is an aggregate, and the characteristics of the individual holdings may not be the same as those of the aggregate. To understand and analyze our portfolio, we look at the independent securities and how they interact with each other, not just at the aggregate portfolio statistics. These statistics often are not very useful, and sometimes are even misleading. This is partly why we do not use portfolio statistics like P/E to describe our investment style. While we have detailed many times before why a P/E ratio is not necessarily indicative of the value of an investment, let's leave that argument aside momentarily. In analyzing a portfolio, an aggregate measure cannot be used as it would be used to analyze a single security. Often just the math itself is misleading. For example, a manager may trumpet that his or her fund's P/E is only 15x. This may be interpreted as a sign that the portfolio is undervalued, assuming for now that a stock trading at 15x is undervalued. However, there are many possible combinations that can create a portfolio with a P/E of 15x, and each would act differently. A portfolio with a 15x P/E could be a series of stocks each with a P/E of exactly 15x, or it may be half in stocks with P/Es of 25x and half in stocks with P/Es of 5x, or it could hold a continuum of P/Es from very low to very high. The aggregate P/E is not illustrative of the portfolio at all, and a far more complex representation of what the manager holds is necessary to demonstrate whether it is or is not a collection of undervalued companies that has a likelihood of outperforming over time.

  We added one security in the quarter, Manpower, Inc. Manpower is the second largest temporary staffing supplier in the world. The company has recently had low margins and fairly low revenue growth due to a large exposure to the poor economy in France and some bad judgment on the part of management. There has also been a general dislike for staffing companies in the market, so the company's stock price was down to levels not seen since 1994. However, they installed a new CEO earlier this year who is looking at the business from a return on capital standpoint. In addition, Manpower's French business and the French economy as a whole have both begun to improve, the company is buying back shares and improving their cash flow characteristics, and there is tremendous operating expense leverage. Though up 35% from our purchase price, we continue to believe the company is undervalued on a multi-year basis.

  We eliminated four positions in the quarter. General Nutrition, a position we established in the first quarter, was taken over by the Dutch vitamin company Royal Numico. We sold three small positions, Laser Mortgage, Mego Financial and the ICO Global Bonds. All three represented positions of less than a half percent of the Fund. We intend to continue to work toward eliminating very small positions in order to concentrate our efforts and capital into the names where our confidence is high and our analysis can make more of a difference to the overall performance.

 As always, we appreciate your support and welcome your comments.

                                                  Lisa O. Rapuano, CFA
                                                  Bill Miller, CFA

October 15, 1999
DJIA 10019.71

Total Return Trust

 Cumulative results for various periods ended September 30, 1999, are as follows:

                                      Third      Year-
                                     Quarter    to-Date    1 Year    3 Years
-----------------------------------------------------------------------------
Total Return Trust                    -10.88%     -3.20%   +10.45%    +52.80%

Lipper Multi-Cap Value Funds           -9.60%     -0.02%   +16.39%    +48.33%
Lipper Diversified Equity Funds        -5.37%     +5.23%   +27.19%    +57.19%
S&P 500 Composite Index                -6.25%     +5.36%   +27.80%    +95.73%
Dow Jones Industrial Average*          -5.39%    +13.97%   +34.01%    +85.18%

--------------
*Dividends reinvested daily.

  The above comparisons reflect Lipper Analytical's new category classifications. In September, Lipper completely overhauled its classification system with the objective to better group funds based on what they own. As you can see, your Fund is now classified as a multi-cap value fund. Regardless of the Fund's category classification, our objective is the same: to provide our shareholders with attractive risk-adjusted returns over time.

  The bull market of the 1980s and 1990s has been fueled largely by falling interest rates, which has lead to significant P/E multiple expansion. Since the 1982 bottom, S&P 500 earnings per share are up 229% through the end of August, while the S&P 500 price is up 1,216%, resulting in the market's P/E ratio hovering around all-time highs. Going forward, we believe earnings growth, not multiple expansion, will be the primary determinant of stock prices, resulting in equity returns reverting to their long-term yearly average of around 9%. We don't believe the market's climb will be a straight one, though; but will be marked by periodic sell-offs, as seen in the third quarter.

  This is not to suggest that we are cautious about the opportunities in stocks. We believe stocks are likely to continue to provide the highest rates of return among the major asset classes, and that periodic sell-offs in the equity market will provide very attractive buying opportunities.

  As our long-term shareholders are aware, we have focused most of the Fund's holdings on securities with relatively high current yields. However, tax law changes and changing management philosophies have resulted in a shift in the universe of high yielding stocks to those with relatively slow growth prospects and generally stagnant dividends. As a result, we have expanded the universe of companies in which we invest from those with relatively high current dividend yields to companies returning capital to shareholders through dividends and share repurchases.

  Dividend income is tax disadvantaged. It's taxed first at the corporate level and then at the individual level. Reduced capital gains taxes over the last several years have widened the tax advantage of share repurchases. More profoundly, though, has been a shift in the philosophy of many managements regarding their dividend policies.

  Many managements prefer the flexibility to use their free cash flow generation to buy back stock rather than aggressively grow their dividends. For example, Merck & Co., Inc. (a stock we recently purchased) spent $3.6 billion in 1998, up 38% from 1997's level, to repurchase company stock, while the company's dividend growth rate slowed from 20% in 1997 to 12% last year. Likewise, Sara Lee Corporation (another recent purchase) spent $1.3 billion on share repurchases in its fiscal year ended July 3, 1999, up over threefold from the $393 million spent in its 1997 fiscal year. In contrast, dividend growth was only 4% per annum.

  The recent sell-off in the market (as this is being written, the S&P 500 is off more than 10% from its high, the Wall Street definition of a "correction") has provided the opportunity to invest in a number of companies with current yields greater than the market, and with growth prospects greater than the prospects for some of the companies already held in the Fund. A list of the securities purchased and sold during the quarter is shown elsewhere in this report.

  The result of the portfolio changes made in the quarter is broader industry representation, an expanded number of holdings (to around fifty), and a portfolio with, in our opinion, greater risk-adjusted return potential.

  Four of the securities added in the third quarter, Albertson's Inc., Mattel Inc., UnumProvident Corporation, and Waste Management Inc. have several things in common: all went through major acquisitions in the last twelve months, all have recently missed their earnings numbers, most Wall Street analysts are recommending investors avoid the stocks, all are significantly off their year highs, and, perversely, all are perceived to be riskier investments today than they were just a few months ago.

  Albertson's is now the nation's fourth largest retailer in sales, and globally the sixth largest food chain, after completing its acquisition of American Stores in June 1999. Albertson's stock has declined 40% from its high, as analysts and investors began worrying about integration risk, and second quarter earnings slightly missed investors' expectations. At our average purchase price of $40, the stock trades at 6.7x this year's enterprise value to operating cash flow (EV/EBITDA), and 6.2x next, a level which we believe adequately reflects potential integration risk.

  Mattel Inc., a manufacturer of well-known children's toys including Barbie, Fischer-Price and Hot Wheels, has come under significant pressure this year as investors worry about a myriad of issues, culminating in the company's recent announcement regarding difficulties at its newest division, The Learning Company. From its $41 high in the last twelve months, the stock has collapsed to the low teens. On a discounted cash flow basis, we believe the stock is worth $17 to $20, significantly above its current price.

  As the name implies, UnumProvident was recently formed by the combination of UNUM Corp., the largest provider of group disability insurance, and Provident Corp., the largest writer of individual disability insurance. The deal closed at the end of the second quarter, and shortly thereafter, management announced they will be taking a charge in order to strengthen UNUM's group disability reserves. The announcement precipitated a 42% drop in the company's share price. Over the next twelve months, we expect to see significant cost savings and operating efficiencies emerge, as the two companies are combined.

  Waste Management Inc. is the largest provider of solid waste services in the U.S. The company's stock has collapsed in the last six months, declining from $60 to $17, wiping out $28 billion of market value. Within six months, we believe the company will be generating earnings at a $2.00 run rate. More importantly, free cash flow should approximate earnings, allowing the company to pay down debt and repurchase stock.

  The result of the changes undertaken in the Fund in the third quarter is a portfolio trading at just 14.5x 1999 and 12.0x 2000 earnings, compared to 25.5x and 23.5x for the S&P 500.

 As always, we appreciate your support and welcome your comments.

                                                    Nancy Dennin, CFA

October 15, 1999
DJIA 10019.71

Performance Information

Total Returns for One Year and Life of Class, as of September 30, 1999

     The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in any of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

     Each Fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays Fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders.

    Average annual total returns as of September 30, 1999, were as follows:

                                                                                                           S&P 500
                                                          Value     Special Investment    Total Return    Composite
                                                          Trust            Trust              Trust         Index
--------------------------------------------------------------------------------------------------------------------
   Average Annual Total Return
     Navigator Class:
       One Year                                           +46.17%           +56.45%           +10.45%        +27.80%
       Life of Class--Value Trust/A/                      +36.40                                             +18.41
       Life of Class--Special Investment Trust/A/                           +23.25                           +17.16
       Life of Class--Total Return Trust/A/                                                   +18.72         +17.50
   Cumulative Total Return
     Navigator Class:
       One Year                                           +46.17%           +56.45%           +10.45%        +27.80%
       Life of Class--Value Trust/A/                     +348.63                                          +1,809.40
       Life of Class--Special Investment Trust/A/                          +174.77                          +782.20
       Life of Class--Total Return Trust/A/                                                  +129.27        +834.53
--------------------------------------------------------------------------------------------------------------------

/A/ Navigator Class inception date is December 1, 1994, for all Funds.

    Value Trust--Navigator Class

Illustration of an Assumed Investment of $50,000 made on December 1, 1994 (inception of the Value Trust Navigator Class)

                                  Value of shares                        Value of original
                                  acquired through                       shares purchased
                                  reinvestment of                      plus shares acquired
                                  income dividends                     through reinvestment
12/1/94                               $ 50,000                                $ 50,000
3/31/95                               $ 54,053                                $ 54,025
6/30/95                               $ 62,026                                $ 61,684
9/30/95                               $ 68,900                                $ 68,228
12/31/95                              $ 72,225                                $ 70,980
3/31/96                               $ 77,583                                $ 76,245
6/30/96                               $ 80,633                                $ 78,886
9/30/96                               $ 87,938                                $ 85,699
12/31/96                              $100,987                                $ 98,001
3/31/97                               $104,712                                $101,616
6/30/97                               $123,907                                $119,820
9/30/97                               $144,718                                $139,695
12/31/97                              $139,859                                $134,982
3/31/98                               $164,295                                $158,566
6/30/98                               $173,338                                $167,408
9/30/98                               $153,463                                $148,214
12/31/98                              $208,943                                $201,850
3/31/99                               $248,629                                $240,189
6/30/99                               $247,755                                $239,636
9/30/99                               $224,314                                $216,963

Selected Portfolio Performance*

         Strong performers for the 3rd quarter 1999
         ---------------------------------------------------------------------
          1. Gateway, Inc.                                              +50.5%
          2. Nextel Communications, Inc.                                +35.1%
          3. Amgen Inc.                                                 +33.9%
          4. Dell Computer Corporation                                  +13.0%
          5. WPP Group plc                                              +10.0%
          6. MGM Grand, Inc.                                             +4.5%
          7. Koninklijke (Royal) Philips
               Electroncis N.V.                                          +0.1%
          8. MGIC Investment Corporation                                 -1.8%
          9. Nokia Oyj                                                   -1.9%
         10. Metro-Goldwyn-Mayer, Inc.                                   -4.1%

         * Securities held for the entire quarter.

         Weak performers for the 3rd quarter 1999
         ---------------------------------------------------------------------
          1. Waste Management Inc.                                      -64.2%
          2. Aetna Inc.                                                 -44.9%
          3. Bank One Corporation                                       -41.6%
          4. Foundation Health Systems, Inc.                            -37.1%
          5. Mattel, Inc.                                               -28.1%
          6. MBIA, Inc.                                                 -28.0%
          7. Toys "R" Us, Inc.                                          -27.5%
          8. Starwood Hotels &
               Resorts Worldwide, Inc.                                  -27.0%
          9. MBNA Corporation                                           -25.5%
         10. Bank of America Corporation                                -24.0%

Portfolio Changes

         Securities added during the 3rd quarter 1999
         ---------------------------------------------------------------------
         Amazon.com Inc.
         Amazon.com written option

         Securities sold during the 3rd quarter 1999
         ---------------------------------------------------------------------
         Hilton Hotels Corporation
         Mirage Resorts, Incorporated
         Western Digital Corporation

     Special Investment Trust--Navigator Class

Illustration of an Assumed Investment of $50,000 made on December 1, 1994 (inception of the Special Investment Trust Navigator Class)

                                  Value of shares                        Value of original
                                  acquired through                       shares purchased
                                  reinvestment of                      plus shares acquired
                                  income dividends                     through reinvestment
12/1/94                                $ 50,000                              $ 50,000
3/31/95                                $ 52,407                              $ 52,407
6/30/95                                $ 56,588                              $ 56,588
9/30/95                                $ 61,671                              $ 61,671
12/31/95                               $ 61,718                              $ 61,671
3/31/96                                $ 68,049                              $ 67,446
6/30/96                                $ 72,009                              $ 71,393
9/30/96                                $ 73,962                              $ 73,329
12/31/96                               $ 80,258                              $ 79,583
3/31/97                                $ 76,766                              $ 76,120
6/30/97                                $ 89,194                              $ 86,477
9/30/97                                $102,950                              $102,123
12/31/97                               $ 99,070                              $ 98,278
3/31/98                                $110,868                              $109,981
6/30/98                                $110,221                              $109,406
9/30/98                                $ 87,815                              $ 87,166
12/31/98                               $123,342                              $122,431
3/31/99                                $130,835                              $129,868
6/30/99                                $141,529                              $140,648
9/30/99                                $137,384                              $136,529

Selected Portfolio Performance*

         Strong performers for the 3rd quarter 1999
         ---------------------------------------------------------------------
         1. Cell Genesys, Inc.                                          +75.0%
         2. Gateway, Inc.                                               +50.5%
         3. Symantec Corporation                                        +41.1%
         4. Orion Capital Corporation                                   +32.1%
         5. Cott Corporation                                            +20.7%
         6. Cabletron Systems, Inc.                                     +20.7%
         7. Amazon.com Inc., 4.75%, due 2/1/09                          +20.6%
         8. TALK.com, Inc.                                              +14.7%
         9. WPP Group plc                                               +10.0%
        10. Hadco Corp.                                                  +8.8%

         * Securities held for the entire quarter.

         Weak performers for the 3rd quarter 1999
         ---------------------------------------------------------------------
          1. CKE Restaurants, Inc.                                      -55.4%
          2. PhyCor, Inc.                                               -40.9%
          3. Silicon Graphics, Inc.                                     -33.2%
          4. The FINOVA Group Inc.                                      -30.6%
          5. InaCom Corp.                                               -27.2%
          6. ICG Communications                                         -27.2%
          7. Magellan Health Services, Inc.                             -26.9%
          8. Caremark Rx, Inc.                                          -25.6%
          9. Hollywood Entertainment Corp.                              -23.3%
         10. Consolidated Stores Corporation                            -18.3%

Portfolio Changes

         Securities added during the 3rd quarter 1999
         ---------------------------------------------------------------------
         Manpower Inc.

         Securities sold during the 3rd quarter 1999
         ---------------------------------------------------------------------
         General Nutrition Companies, Inc.
         ICO Global Communications, 15%, due 8/1/05
         LASER Mortgage Management, Inc.
         Mego Financial Corp.

    Total Return Trust--Navigator Class

Illustration of an Assumed Investment of $50,000 made on December 1, 1994 (inception of the Total Return Trust Navigator Class)

                                  Value of shares                        Value of original
                                  acquired through                       shares purchased
                                  reinvestment of                      plus shares acquired
                                  income dividends                     through reinvestment
12/1/94                                $ 50,000                               $ 50,000
3/31/95                                $ 51,141                               $ 50,894
6/30/95                                $ 56,690                               $ 55,813
9/30/95                                $ 62,090                               $ 60,455
12/31/95                               $ 63,825                               $ 60,732
3/31/96                                $ 68,870                               $ 65,532
6/30/96                                $ 70,672                               $ 66,643
9/30/96                                $ 75,015                               $ 70,134
12/31/96                               $ 84,645                               $ 78,186
3/31/97                                $ 86,551                               $ 79,947
6/30/97                                $ 98,691                               $ 90,710
9/30/97                                $112,671                               $103,096
12/31/97                               $117,620                               $106,711
3/31/98                                $124,583                               $113,028
6/30/98                                $123,002                               $110,997
9/30/98                                $103,782                               $ 92,599
12/31/98                               $118,411                               $105,002
3/31/99                                $115,638                               $102,543
6/30/99                                $128,613                               $113,509
9/30/99                                $114,626                               $100,523

Selected Portfolio Performance*

         Strong performers for the 3rd quarter 1999
         ---------------------------------------------------------------------
          1. Eastman Kodak Company                                      +11.3%
          2. Washington Federal, Inc.                                    +3.3%
          3. Walden Residential Properties, Inc.                         +1.5%
          4. Northrop Grumman Corporation                                -4.1%
          5. Regency Realty Corporation                                  -4.3%
          6. General Motors Corporation                                  -4.6%
          7. International Business Machines
               Corporation                                               -6.1%
          8. IPC Holdings Limited                                        -6.3%
          9. Mid-America Apartment
               Communities, Inc.                                         -7.0%
         10. Citigroup Inc.                                              -7.4%

         * Securities held for the entire quarter.

         Weak performers for the 3rd quarter 1999
         ---------------------------------------------------------------------
          1. Bank One Corporation                                       -41.6%
          2. J.C. Penney Company, Inc.                                  -29.2%
          3. Toys "R" Us, Inc.                                          -27.5%
          4. Tupperware Corporation                                     -20.6%
          5. LaSalle Re Holdings Limited                                -18.4%
          6. The Bear Stearns Companies, Inc.                           -17.8%
          7. American Financial Group Inc.                              -17.6%
          8. Washington Mutual, Inc.                                    -17.3%
          9. United Asset Management
               Corporation                                              -15.4%
         10. Delphi Automotive Systems
               Corporation                                              -13.5%

Portfolio Changes

         Securities added during the 3rd quarter 1999
         ---------------------------------------------------------------------
         AT&T Corp.
         Albertson's Inc.
         Exxon Corporation
         First Union Corporation
         Eli Lilly and Company
         Mattel, Inc.
         Merck & Co., Inc.
         Philip Morris Companies, Inc.
         Sara Lee Corporation
         UnumProvident Corporation
         Waste Management Inc.
         Xerox Corporation
         XL Capital Ltd.

         Securities sold during the 3rd quarter 1999
         ---------------------------------------------------------------------
         ConAgra, Inc.
         Fleet Financial Group, Inc.
         Illinova Corporation
         Millennium Chemicals Inc.
         Nabisco Holdings Corp.
         Olin Corporation
         Orion Capital Corporation
         Unocal Corporation
         Wyndham International Incorporated

Statement of Net Assets
September 30, 1999  (Unaudited)
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                                                                     Shares/Par                  Value
----------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 97.8%
   Advertising -- 2.6%
   WPP Group plc                                                                        30,890                   $   287,328
                                                                                                                 -----------

   Automotive -- 2.0%
   Delphi Automotive Systems Corporation                                                 2,253                        36,187
   General Motors Corporation                                                            3,000                       188,813
                                                                                                                 -----------
                                                                                                                     225,000
                                                                                                                 -----------
   Banking -- 15.1%
   Bank One Corporation                                                                  9,000                       313,312
   Bank of America Corporation                                                           3,200                       178,200
   BankBoston Corporation                                                                5,100                       221,213
   Citigroup Inc.                                                                        7,100                       312,400
   Fleet Financial Group, Inc.                                                           1,438                        52,678
   Lloyds TSB Group plc                                                                 15,513                       192,823
   The Chase Manhattan Corporation                                                       4,600                       346,725
   Zions Bancorporation                                                                  1,313                        72,379
                                                                                                                 -----------
                                                                                                                   1,689,730
                                                                                                                 -----------
   Computer Services and Systems -- 15.1%
   Dell Computer Corporation                                                            15,000                       627,187/A/
   First Data Corporation                                                                2,100                        92,138
   Gateway, Inc.                                                                        11,400                       506,588/A/
   International Business Machines Corporation                                           2,550                       309,506
   Storage Technology Corporation                                                        8,000                       154,000/A,B/
                                                                                                                 -----------
                                                                                                                   1,689,419
                                                                                                                 -----------
   Consumer Cyclicals -- 1.5%
   Mattel, Inc.                                                                          8,600                       163,400
                                                                                                                 -----------

   Electrical Equipment and Electronics -- 2.1%
   Koninklijke (Royal) Philips Electronics N.V.                                          2,323                       234,623/A/
                                                                                                                 -----------

   Entertainment -- 1.9%
   Mandalay Resort Group                                                                 7,000                      138,250/A,B/
   MGM Grand, Inc.                                                                       1,552                       79,464/A/
                                                                                                                 -----------
                                                                                                                    217,714
                                                                                                                 -----------

                                                                                     Shares/Par                  Value
----------------------------------------------------------------------------------------------------------------------------
   Finance -- 6.4%
   Fannie Mae                                                                            5,000                   $   313,438
   Freddie Mac                                                                           2,600                       135,200
   MBNA Corporation                                                                      6,400                       146,000
   The Bear Stearns Companies, Inc.                                                      3,150                       121,078
                                                                                                                 -----------
                                                                                                                     715,716
                                                                                                                 -----------
   Food, Beverage and Tobacco -- 1.8%
   PepsiCo, Inc.                                                                         2,700                        81,675
   Philip Morris Companies Inc.                                                          3,400                       116,238
                                                                                                                 -----------
                                                                                                                     197,913
                                                                                                                 -----------
   Food-Retail -- 1.0%
   The Kroger Co.                                                                        5,000                       110,313/A/
                                                                                                                 -----------

   Health Care -- 5.8%
   Foundation Health Systems, Inc.                                                      11,000                       103,812/A,B/
   McKesson HBOC, Inc.                                                                   9,600                       278,400
   United HealthCare Corporation                                                         5,600                       272,650
                                                                                                                 -----------
                                                                                                                     654,862
                                                                                                                 -----------
   Hotels and Motels -- 1.8%
   Starwood Hotels & Resorts Worldwide, Inc.                                             8,900                       198,581
                                                                                                                 -----------

   Insurance -- 5.7%
   Aetna Inc.                                                                            1,011                        49,792
   Ambac Financial Group, Inc.                                                             651                        30,841
   Berkshire Hathaway Inc. --  Class A                                                       4                       225,445/A/
   MBIA, Inc.                                                                              442                        20,622
   MGIC Investment Corporation                                                           6,500                       310,375/B/
                                                                                                                 -----------
                                                                                                                     637,075
                                                                                                                 -----------
   Manufacturing -- 1.1%
   Danaher Corporation                                                                   2,400                       126,450
                                                                                                                 -----------

   Media -- 12.9%
   America Online, Inc.                                                                 13,900                     1,445,600/A/
                                                                                                                 -----------

Motion Pictures and Services -- 0.4%
   Metro-Goldwyn-Mayer, Inc.                                                             2,747                        48,069/A/
                                                                                                                 -----------

                                                                                     Shares/Par                  Value
----------------------------------------------------------------------------------------------------------------------------
   Non-Hazardous Waste Disposal -- 2.4%
   Waste Management Inc.                                                                14,150                   $   272,387
                                                                                                                 -----------

   Pharmaceuticals -- 2.3%
   Amgen Inc.                                                                            3,100                       252,650/A/
                                                                                                                 -----------

   Retail Sales -- 2.0%
   Toys "R" Us, Inc.                                                                    14,600                       219,000/A,B/
                                                                                                                 -----------

   Retail-Internet -- 1.4%
   Amazon.com Inc.                                                                       2,000                       159,500/A/
                                                                                                                 -----------

   Savings and Loan -- 2.6%
   Washington Mutual, Inc.                                                              10,000                       292,500
                                                                                                                 -----------

   Telecommunications -- 9.9%
   MCI WorldCom, Inc.                                                                    4,300                       309,062/A/
   Nextel Communications, Inc.                                                           6,200                       420,437/A/
   Nokia Oyj                                                                             3,000                       269,438
   Telefonos de Mexico S.A. ADR                                                          1,600                       114,000
                                                                                                                 -----------
                                                                                                                   1,112,937
                                                                                                                 -----------
   Total Common Stocks and Equity Interests
     (Identified Cost -- $6,944,575)                                                                              10,950,767
   -------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 3.7%
   Bank of America
     5.48%, dated 9/30/99, to be repurchased at $205,660 on 10/1/99
     (Collateral: $199,536 Freddie Mac mortgage-backed securities,
     6%, due 9/1/28-12/1/28, value $187,032; Fannie Mae mortgage-
     backed securities, 6%, due 9/1/28-1/1/29, value $24,245)                         $205,629                       205,629

  Goldman, Sachs & Company
     5.40%, dated 9/30/99, to be repurchased at $205,659 on 10/1/99
     (Collateral: $226,725 Fannie Mae mortgage-backed securities,
     6-6.50%, due 8/1/02-5/1/29, value $213,710)                                       205,628                       205,628
                                                                                                                 -----------

   Total Repurchase Agreements (Identified Cost -- $411,257)                                                         411,257
   -------------------------------------------------------------------------------------------------------------------------
   Total Investments -- 101.5% (Identified Cost -- $7,355,832)                                                    11,362,024
   Other Assets Less Liabilities -- (1.5)%                                                                          (168,484)
                                                                                                                 -----------
   Net assets -- 100.0%                                                                                          $11,193,540
                                                                                                                 ===========

                                                                              19

   -------------------------------------------------------------------------------------------------------------------------
   Net assets consisting of:
   Accumulated paid-in capital applicable to:
    163,252 Primary shares outstanding                                                                           $ 6,646,467
     13,238 Navigator shares outstanding                                                                             665,664
   Accumulated net investment loss                                                                                   (30,164)
   Accumulated net realized gain/(loss) on investments                                                               (94,663)
   Unrealized appreciation/(depreciation) of investments and
    foreign currency transactions                                                                                  4,006,236
                                                                                                                 -----------
   Net assets -- 100.0%                                                                                          $11,193,540
                                                                                                                 ===========
   Net asset value per share:
    Primary Class                                                                                                     $63.30
                                                                                                                      ======
    Navigator Class                                                                                                   $64.88
                                                                                                                      ======

                                                                                                          Actual     Appreciation/
                                                                                Expiration              Contracts    (Depreciation)
   --------------------------------------------------------------------------------------------------------------------------------
   Options Written
   Amazon.com, put, strike price $75                                            November 99               10,000          $ 0
   --------------------------------------------------------------------------------------------------------------------------------

   /A/ Non-income producing.

   /B/ Affiliated Company--As defined in the Investment Company Act of 1940, an
       "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 1999, the total market value of Affiliated Companies was $925,437 and the identified cost was $1,091,257.

   See notes to financial statements

Statement of Net Assets
September 30, 1999  (Unaudited)
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                                                     Shares/Par                  Value
----------------------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 95.7%
   Advertising - 5.8%
   WPP Group plc                                                                        13,250                    $123,246
                                                                                                                  --------

   Apparel - 1.9%
   Liz Claiborne, Inc.                                                                   1,288                      39,913
                                                                                                                  --------

   Banking -- 1.3%
   Peoples Heritage Financial Group, Inc.                                                1,600                      26,600
                                                                                                                  --------

   Biotechnology -- 0.6%
   Cell Genesys, Inc.                                                                    1,557                      12,258/A/
                                                                                                                  --------

   Business Services -- 5.3%
   Manpower Inc.                                                                         1,805                      52,556
   Modis Professional Services, Inc.                                                     4,525                      59,956/A/
                                                                                                                  --------
                                                                                                                   112,512
                                                                                                                  --------
   Computer Services and Systems -- 15.6%
   Bell & Howell Company                                                                 1,000                      36,687/A/
   Gateway, Inc.                                                                         3,600                     159,975/A/
   InaCom Corp.                                                                          2,555                      23,471/A,B/
   Micron Electronics, Inc.                                                              3,250                      34,125/A/
   Silicon Graphics, Inc.                                                                3,000                      32,813/A/
   Storage Technology Corporation                                                        2,200                      42,350/A/
                                                                                                                  --------
                                                                                                                   329,421
                                                                                                                  --------
   Computer Software -- 7.7%
   Remedy Corporation                                                                      347                       9,835/A/
   Sybase, Inc.                                                                          3,700                      43,706/A/
   Symantec Corporation                                                                  3,015                     108,446/A,B/
                                                                                                                  --------
                                                                                                                   161,987
                                                                                                                  --------
   Electronic/Semiconductor -- 2.6%
   Hadco Corp.                                                                           1,265                      54,711/A,B/
                                                                                                                  --------

   Energy -- 4.4%
   Midamerica Energy Holdings Company                                                    1,625                      47,937
   Northeast Utilities System                                                            2,500                      45,938/A/
                                                                                                                  --------
                                                                                                                    93,875
                                                                                                                  --------

                                                                                     Shares/Par                  Value
----------------------------------------------------------------------------------------------------------------------------
   Entertainment -- 4.8%
   Hollywood Park, Inc.                                                                 2,515                     $ 38,668/A,B/
   Mandalay Resort Group                                                                2,300                       45,425/A/
   Players International, Inc.                                                          2,290                       16,960/A,B/
                                                                                                                  --------
                                                                                                                   101,053
                                                                                                                  --------
   Finance -- 4.6%
   The FINOVA Group Inc.                                                                1,600                       58,400
   United Asset Management Corporation                                                  2,000                       38,500
                                                                                                                  --------
                                                                                                                    96,900
                                                                                                                  --------
   Food, Beverage and Tobacco -- 1.2%
   Cott Corporation                                                                     6,000                       26,250/B/
                                                                                                                  --------

   Health Care -- 2.4%
   Magellan Health Services, Inc.                                                       2,746                       20,078/A,B/
   PhyCor, Inc.                                                                         7,185                       31,434/A,B/
                                                                                                                  --------
                                                                                                                    51,512
                                                                                                                  --------
   Insurance -- 9.5%
   Enhance Financial Services Group, Inc.                                               3,000                       53,062/B/
   Orion Capital Corporation                                                            1,525                       72,245/B/
   Radian Group Inc.                                                                    1,737                       74,580
                                                                                                                  --------
                                                                                                                   199,887
                                                                                                                  --------
   Media -- 10.3%
   America Online, Inc.                                                                 2,100                      218,400/A/
                                                                                                                  --------

   Miscellaneous -- 0.1%
   Olsen & Associates AG                                                                  300                        1,997/A,C/
                                                                                                                  --------

   Networking Products -- 2.7%
   Cabletron Systems, Inc.                                                              3,600                       56,475/A/
                                                                                                                  --------

   Pharmaceuticals -- 2.4%
   Caremark Rx, Inc.                                                                    8,933                       50,249/A/
                                                                                                                  --------

   Real Estate -- 0.2%
   Dynex Capital, Inc                                                                     464                        3,134
                                                                                                                  --------

   Restaurants -- 1.4%
   CKE Restaurants, Inc.                                                                4,000                       29,000/B/
                                                                                                                  --------

   Specialty Retail -- 5.5%
   Consolidated Stores Corporation                                                      3,000                       66,187/A/
   Hollywood Entertainment Corp.                                                        3,384                      50,760/A,B/
                                                                                                                  --------
                                                                                                                   116,947
                                                                                                                  --------

                                                                                     Shares/Par                  Value
----------------------------------------------------------------------------------------------------------------------------
   Telecommunications -- 5.4%
   ICG Communications                                                                       2,800               $   43,575/A,B/
   TALK.com, Inc.                                                                           5,500                   70,985/A,B/
                                                                                                                ----------
                                                                                                                   114,560
                                                                                                                ----------
   Total Common Stocks and Equity Interests (Identified Cost -- $1,536,379)                                      2,020,887
   -----------------------------------------------------------------------------------------------------------------------
   Corporate Bonds and Notes -- 1.1%
   Amazon.com Inc., 4.75%, due 2/1/09                                                     $20,000                   23,400/D/
                                                                                                                ----------
   Total Corporate Bonds and Notes (Identified Cost -- $20,000)                                                     23,400
   -----------------------------------------------------------------------------------------------------------------------
   Repurchase Agreements -- 3.2%
   Bank of America
     5.48%, dated 9/30/99, to be repurchased at $33,877 on
     10/1/99 (Collateral: $37,106 Fannie Mae
     mortgage-backed securities, 6%, due 7/1/29, value $34,757)                            33,872                   33,872

   Goldman, Sachs & Company
     5.40%, dated 9/30/99, to be repurchased at $33,877 on
     10/1/99 (Collateral: $36,529 Fannie Mae
     mortgage-backed securities, 6.50%, due 5/1/29, value $35,191)                         33,872                   33,872
                                                                                                                ----------
   Total Repurchase Agreements (Identified Cost -- $67,744)                                                         67,744
   -----------------------------------------------------------------------------------------------------------------------
   Total Investments -- 100.0% (Identified Cost -- $1,624,123)                                                   2,112,031
   Other Assets Less Liabilities -- N.M.                                                                              (226)
                                                                                                                ----------
   Net assets consisting of:
   Accumulated paid-in
    capital applicable to:
    59,449 Primary shares outstanding                                                  $1,433,819
    2,801 Navigator shares outstanding                                                     75,891
   Accumulated net investment loss                                                         (9,444)
   Accumulated net realized gain/(loss) on investments                                    123,631
   Unrealized appreciation/(depreciation) of investments                                  487,908
                                                                                       ----------
   Net assets -- 100.0%                                                                                         $2,111,805
                                                                                                                ----------
   Net asset value per share:
    Primary Class                                                                                                   $33.84
                                                                                                                    ======
    Navigator Class                                                                                                 $35.80
                                                                                                                    ======
----------------------------------------------------------------------------------------------------------------------------

/A/ Non-income producing.

/B/ Affiliated Company--As defined in the Investment Company Act of 1940 an
    "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At September 30, 1999, the total market value of Affiliated Companies was $639,645 and the identified cost was $763,518.

/C/ Private placement and an illiquid security valued at fair value under procedures adopted by the Board of Directors. This security represents 0.1% of net assets.

/D/ Rule 144a security--A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. This security represents 1.1% of net assets.

N.M. -- Not meaningful.

See notes to financial statements

   Statement of Net Assets
   September 30, 1999  (Unaudited)
   (Amounts in Thousands)

   Legg Mason Total Return Trust, Inc.

                                                                           Shares/Par           Value
-------------------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 95.3%
   Aerospace/Defense -- 2.8%
   Northrop Grumman Corporation                                               244               $ 15,478
                                                                                                --------

   Automotive -- 5.6%
   Delphi Automotive Systems Corporation                                      367                  5,889
   Ford Motor Company                                                         100                  5,019
   General Motors Corporation                                                 310                 19,511
                                                                                                --------
                                                                                                  30,419
                                                                                                --------
   Banking -- 18.7%
   Bank One Corporation                                                       550                 19,147
   Citigroup Inc.                                                             388                 17,050
   First Union Corporation                                                    182                  6,472
   Lloyds TSB Group plc                                                     2,584                 32,113
   The Chase Manhattan Corporation                                            360                 27,135
                                                                                                --------
                                                                                                 101,917
                                                                                                --------
   Computer Services and Systems -- 7.8%
   International Business Machines Corporation                                350                 42,481
                                                                                                --------

   Consumer Cyclicals -- 0.2%
   Mattel, Inc.                                                                50                    950
                                                                                                --------

   Consumer Products -- 2.3%
   Brunswick Corporation                                                      238                  5,913
   Tupperware Corporation                                                     333                  6,747
                                                                                                --------
                                                                                                  12,660
                                                                                                --------
   Electric Utilities -- 3.3%
   Edison International                                                       740                 17,991
                                                                                                --------

   Finance -- 5.4%
   The Bear Stearns Companies, Inc.                                           371                 14,271
   United Asset Management Corporation                                        786                 15,136
                                                                                                --------
                                                                                                  29,407
                                                                                                --------
   Food, Beverage and Tobacco -- 2.2%
   Albertson's Inc.                                                            25                    989
   Philip Morris Companies, Inc.                                              150                  5,128
   Sara Lee Corporation                                                       260                  6,094
                                                                                                --------
                                                                                                  12,211
                                                                                                --------

                                                                           Shares/Par           Value
-------------------------------------------------------------------------------------------------------------
   Insurance -- 10.8%
   American Financial Group, Inc.                                             440               $ 12,334
   Enhance Financial Services Group, Inc.                                   1,216                 21,504
   IPC Holdings Limited                                                       463                  8,681
   Lasalle Re Holdings Limited                                                403                  5,591
   UnumProvident Corporation                                                  235                  6,918
   XL Capital Ltd.                                                             81                  3,645
                                                                                                --------
                                                                                                  58,673
                                                                                                --------
   Medical Supplies/Services -- 2.8%
   Eli Lilly and Company                                                       90                  5,760
   Merck & Co., Inc.                                                          145                  9,398
                                                                                                --------
                                                                                                  15,158
                                                                                                --------
   Non-Hazardous Waste Disposal -- 3.2%
   Waste Management Inc.                                                      900                 17,325
                                                                                                --------

   Office Automation and Equipment -- 1.2%
   Xerox Corporation                                                          150                  6,291
                                                                                                --------

   Oil and Gas -- 1.0%
   Exxon Corporation                                                           75                  5,695
                                                                                                --------

   Photo Equipment and Supplies -- 3.5%
   Eastman Kodak Company                                                      250                 18,859
                                                                                                --------

   Real Estate -- 10.6%
   Mid-America Apartment Communities, Inc.                                    663                 14,250
   National Golf Properties, Inc.                                             446                 10,026
   Nationwide Health Properties, Inc.                                         675                 11,222
   Regency Realty Corporation                                                 568                 11,924
   Tanger Factory Outlet Centers, Inc.                                        247                  5,632
   Walden Residential Properties, Inc.                                        203                  4,430
                                                                                                --------
                                                                                                  57,484
                                                                                                --------
   Retail Sales -- 7.5%
   J.C. Penney Company, Inc.                                                  514                 17,655
   Toys "R" Us, Inc.                                                        1,550                 23,250/A/
                                                                                                --------
                                                                                                  40,905
                                                                                                --------

                                                                           Shares/Par           Value
   ----------------------------------------------------------------------------------------------------------
   Savings and Loan -- 4.8%
   Washington Federal, Inc.                                                   527               $ 12,223
   Washington Mutual, Inc.                                                    468                 13,675
                                                                                                --------
                                                                                                  25,898
                                                                                                --------
   Telecommunications -- 1.6%
   AT&T Corp.                                                                 200                  8,700
                                                                                                --------
   Total Common Stocks and Equity Interests (Identified Cost -- $466,358)                        518,502
   ----------------------------------------------------------------------------------------------------------
Repurchase Agreements -- 4.9%
   Bank of America
     5.48%, dated 9/30/99, to be repurchased at $13,343 on 10/1/99
     (Collateral: $13,901 Fannie Mae mortgage-backed securities,
     7%, due 9/1/29, value $13,728)                                       $13,341                 13,341

   Goldman, Sachs & Company
     5.40%, dated 9/30/99, to be repurchased at $13,343 on 10/1/99
     (Collateral: $14,388 Fannie Mae mortgage-backed securities,
     6.50%, due 5/1/29, value $13,861)                                     13,340                 13,340
                                                                                                --------
   Total Repurchase Agreements (Identified Cost -- $26,681)                                       26,681
   ----------------------------------------------------------------------------------------------------------
   Total Investments -- 100.2% (Identified Cost -- $493,039)                                     545,183
   Other Assets Less Liabilities -- (0.2)%                                                        (1,147)
                                                                                                --------
   Net assets consisting of:
   Accumulated paid-in capital applicable to:
    26,650 Primary shares outstanding                                    $430,763
       793 Navigator shares outstanding                                    13,283
   Undistributed net investment income                                      2,396
   Accumulated net realized gain/(loss) on investments                     45,442
   Unrealized appreciation/(depreciation) of investments and
     foreign currency transactions                                         52,152
                                                                         --------
   Net assets -- 100.0%                                                                         $544,036
                                                                                                ========
   Net asset value per share:

    Primary Class                                                                                 $19.82
                                                                                                  ======
    Navigator Class                                                                               $19.97
                                                                                                  ======
   ----------------------------------------------------------------------------------------------------------

   /A/Non-income producing.

   See notes to financial statements.

   Statements of Operations
   (Amounts in Thousands) (Unaudited)

                                                                                      Six Months Ended 9/30/99
                                                                    ---------------------------------------------------------
                                                                        Value             Special Investment   Total Return
                                                                        Trust                    Trust            Trust
   --------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends:
     Affiliated companies                                             $       306               $    614        $     --
     Other securities/A/                                                   43,989                  6,441           9,416
   Interest                                                                18,850                  1,729             982
                                                                      -----------               --------        --------
     Total income                                                          63,145                  8,784          10,398
                                                                      -----------               --------        --------
Expenses:
   Investment advisory fee                                                 38,479                  7,314           2,273
   Distribution and service fees                                           50,983                  9,901           2,947
   Transfer agent and shareholder servicing expense                         1,671                    506             174
   Audit and legal fees                                                       128                     53              38
   Custodian fee                                                              889                    222              99
   Directors' fees                                                              7                      7               5
   Registration fees                                                          764                     34              15
   Reports to shareholders                                                    259                    118              46
   Other expenses                                                              92                     92              11
                                                                      -----------               --------        --------
                                                                           93,272                 18,247           5,608
     Less expenses reimbursed                                                 (38)                   (23)             --
                                                                      -----------               --------        --------
     Total expenses, net of reimbursement                                  93,234                 18,224           5,608
                                                                      -----------               --------        --------
   Net Investment Income/(Loss)                                           (30,089)                (9,440)          4,790
                                                                      -----------               --------        --------
Net Realized and Unrealized Gain/(Loss) on Investments:
   Realized gain/(loss) on investments
     and foreign currency transactions/B/                                 (92,553)               123,315          45,479
   Change in unrealized appreciation/(depreciation)
     of investments and foreign currency translations                  (1,150,988)               (29,984)        (56,892)
                                                                      -----------               --------        --------
   Net Realized and Unrealized Gain/(Loss) on Investments              (1,243,541)                93,331         (11,413)
   --------------------------------------------------------------------------------------------------------------------------
   Change in Net Assets Resulting From Operations                     $(1,273,630)              $ 83,891        $ (6,623)
   --------------------------------------------------------------------------------------------------------------------------

/A/Net of foreign taxes withheld of $488, $41 and $42, respectively.
/B/Includes net realized gains of $ 4,372 for Special Investment Trust on sale of shares of Affiliated Companies. Value Trust and Total Return Trust did not sell any shares of Affiliated Companies during the period.

   See notes to financial statements.

   Statements of Changes in Net Assets
   (Amounts in Thousands)

                                                           Value                Special Investment              Total Return
                                                           Trust                        Trust                       Trust
                                               --------------------------      ----------------------      ---------------------
                                                 Six Months       Year         Six Months      Year        Six Months    Year
                                                   Ended          Ended          Ended        Ended          Ended       Ended
                                                  9/30/99        3/31/99        9/30/99      3/31/99        9/30/99     3/31/99
   ---------------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)                    (Unaudited)                (Unaudited)
Change in Net Assets:
   Net investment income/(loss)                $   (30,089)   $   (22,075)   $   (9,440)   $  (14,981)   $    4,790    $  11,315
   Net realized gain/(loss) on investments
     and foreign currency transactions             (92,553)       448,566       123,315       336,374        45,479       39,998
   Change in unrealized appreciation/
     (depreciation) of investments
     and foreign currency translations          (1,150,988)     2,834,373       (29,984)      (48,661)      (56,892)    (111,047)
   ---------------------------------------------------------------------------------------------------------------------------------
   Change in net assets resulting
     from operations                            (1,273,630)     3,260,864        83,891       272,732        (6,623)     (59,734)

   Distributions to shareholders:
     From net investment income:
       Primary Class                                    --             --            --            --        (5,330)     (11,139)
       Navigator Class                                  --             --            --            --          (263)        (484)
     From net realized gain on investments:
       Primary Class                              (366,235)      (150,596)     (323,884)     (116,290)      (22,720)     (34,968)
       Navigator Class                             (30,951)        (7,843)      (11,915)       (4,400)         (615)        (897)

   Change in net assets from Fund share
     transactions:
       Primary Class                             1,778,494      2,429,161       403,974       149,813        (2,695)     (30,622)
       Navigator Class                             173,932        390,271        37,958         1,291         1,690          109
   ---------------------------------------------------------------------------------------------------------------------------------
   Change in net assets                            281,610      5,921,857       190,024       303,146       (36,556)    (137,735)

Net Assets:
   Beginning of period                          10,911,930      4,990,073     1,921,781     1,618,635       580,592      718,327
   ---------------------------------------------------------------------------------------------------------------------------------
   End of period                               $11,193,540    $10,911,930    $2,111,805    $1,921,781    $  544,036    $ 580,592
   ---------------------------------------------------------------------------------------------------------------------------------
   Undistributed net investment income/(loss)  $   (30,164)   $       (75)   $   (9,444)   $       (4)   $    2,396    $   3,199
   ---------------------------------------------------------------------------------------------------------------------------------

 See notes to financial statements.

    Financial Highlights


      Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.



                                                 Investment Operations                             Distributions
                                         --------------------------------------     ---------------------------------------------
                                                                                                      From
                             Net Asset       Net      Net Realized      Total          From            Net
                              Value,     Investment  and Unrealized      From          Net           Realized
                             Beginning     Income    Gain (Loss) on   Investment    Investment       Gain on          Total
                             of Period     (Loss)      Investments    Operations      Income       Investments     Distributions
    --------------------------------------------------------------------------------------------------------------------------------
Value Trust
    --Navigator Class
    Six Months Ended
     Sept. 30, 1999*          $74.49         $.07         $(7.22)       $(7.15)        $  --           $(2.46)       $(2.46)
    Years Ended Mar. 31,
     1999                      50.57          .20          25.13         25.33            --            (1.41)        (1.41)
     1998                      34.30          .35          18.55         18.90          (.31)           (2.32)        (2.63)
     1997                      27.08          .41           8.75          9.16          (.41)           (1.53)        (1.94)
     1996                      20.27          .43           8.02          8.45          (.40)           (1.24)        (1.64)
     1995/A/                   18.76          .12           1.40          1.52          (.01)              --          (.01)

Special Investment Trust
   --Navigator Class
    Six Months Ended
     Sept. 30, 1999*          $40.51         $ --         $ 1.99        $ 1.99         $  --           $(6.70)       $(6.70)
    Years Ended Mar. 31,
     1999                      37.12          .03           6.02          6.05            --            (2.66)        (2.66)
     1998                      27.04           --          11.58         11.58            --            (1.50)        (1.50)
     1997                      25.26          .02           3.17          3.19            --            (1.41)        (1.41)
     1996                      20.03          .09           5.78          5.87          (.17)            (.47)         (.64)
     1995/A/                   19.11          .07            .85           .92            --               --            --

Total Return Trust
   --Navigator Class
    Six Months Ended
     Sept. 30, 1999*          $21.27         $.28         $ (.36)       $ (.08)        $(.36)          $ (.86)       $(1.22)
    Years Ended Mar. 31,
     1999                      24.87          .61          (2.36)        (1.75)         (.65)           (1.20)        (1.85)
     1998                      19.53          .66           7.29          7.95          (.58)           (2.03)        (2.61)
     1997                      16.52          .65           3.48          4.13          (.56)            (.56)        (1.12)
     1996                      12.83          .62           3.72          4.34          (.65)              --          (.65)
     1995/A/                   12.66          .15            .25           .40          (.06)            (.17)         (.23)
    --------------------------------------------------------------------------------------------------------------------------------

                                                                                  Ratios/Supplemental Data
                                                   ---------------------------------------------------------------------------------
                                                                                 Net
                                   Net Asset                                  Investment                 Net Assets,
                                    Value,                        Expenses   Income (Loss)  Portfolio       End of
                                    End of           Total       to Average   to Average    Turnover        Period
                                    Period          Return       Net Assets   Net Assets      Rate      (in thousands)
    --------------------------------------------------------------------------------------------------------------------------------
Value Trust
   --Navigator Class
    Six Months Ended
     Sept. 30, 1999*                 $64.88          (9.78)%/B/     .70%/C/       .4%/C/       7.9%/C/     $858,878
    Years Ended Mar. 31,
     1999                             74.49          51.33%         .72%          .6%         19.3%         814,403
     1998                             50.57          56.90%         .73%          .9%         12.9%         179,664
     1997                             34.30          34.97%         .77%         1.4%         10.5%          83,752
     1996                             27.08          43.53%         .82%         1.8%         19.6%          52,332
     1995/A/                          20.27           8.11%/B/      .82%/C/      1.8%/C/      20.1%/C/       36,519

Special Investment Trust
   --Navigator Class
    Six Months Ended
     Sept. 30, 1999*                 $35.80           5.01%/B/      .76%/C/       .1%/C/      21.6%/C/     $100,277
    Years Ended Mar. 31,
     1999                             40.51          18.01%         .78%          .1%         47.8%          71,492
     1998                             37.12          44.42%         .80%          --          29.8%          63,299
     1997                             27.04          12.81%         .85%          .1%         29.2%          41,415
     1996                             25.26          29.85%         .88%         1.0%         35.6%          35,731
     1995/A/                          20.03           4.81%/B/      .90%/C/      1.0%/C/      27.5%/C/       26,123

Total Return Trust
   --Navigator Class
    Six Months Ended
     Sept. 30, 1999*                 $19.97          (.88)%/B/      .83%/C/      2.6%/C/      66.0%/C/     $ 15,838
    Years Ended Mar. 31,
     1999                             21.27         (7.18)%         .82%         2.7%         44.2%          15,275
     1998                             24.87          43.94%         .83%         3.1%         20.6%          17,792
     1997                             19.53          25.67%         .86%         3.7%         38.4%          10,048
     1996                             16.52          34.67%         .94%         4.2%         34.7%           7,058
     1995/A/                          12.83           2.28%/B/      .86%/C/      3.6%/C/      61.9%/C/        4,823
    --------------------------------------------------------------------------------------------------------------------------------

    /A/For the period December 1, 1994 (commencement of sale of Navigator Class shares) to March 31, 1995.
    /B/Not annualized.
    /C/Annualized.
    *  Unaudited.

    See notes to financial statements.

   Notes to Financial Statements
   Value Trust
   Special Investment Trust
   Total Return Trust
   (Amounts in Thousands) (Unaudited)

   ---------------------------------------------------------------------------
1. Significant Accounting Policies:

      The Legg Mason Value Trust, Inc. ("Value Trust"), the Legg Mason Special Investment Trust, Inc. ("Special Investment Trust") and the Legg Mason Total Return Trust, Inc. ("Total Return Trust") (each a "Fund") are registered under the Investment Company Act of 1940, as amended, each as an open-end, diversified investment company.

      Each Fund consists of two classes of shares: Primary Class, offered since 1982 for Value Trust, and since 1985 for Special Investment Trust and Total Return Trust; and Navigator Class, offered to certain institutional investors since December 1, 1994, for each Fund. Information about the Primary Class, offered to retail investors, is contained in a separate report to its shareholders. The income and expenses of each of these Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

   Security Valuation

      Securities traded on national securities exchanges are valued at the last quoted sales price, or if no sales price is available, at the mean between the latest bid and asked prices. Over the counter securities are valued at the mean between the latest bid and asked prices as furnished by dealers who make markets in such securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

   Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (i) market value of investment securities, assets and liabilities at the closing daily rate of exchange, and
      (ii) purchases and sales of investment securities, interest income and expenses at the rate of exchange prevailing on the respective date of such transactions.
      The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   Investment Income and Distributions to Shareholders

      Interest income and expenses are recorded on the accrual basis. Bond premiums are amortized for financial reporting and federal income tax purposes. Bond discounts, other than original issue and zero-coupon bonds, are not amortized for financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid quarterly for Value Trust and Total Return Trust, and annually for Special Investment Trust. Net capital gain distributions, which are calculated at the Fund level, are declared and paid after the end of the tax year in which the gain is realized. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

   -------------------------------------------------------------------------


   Security Transactions

      Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At September 30, 1999, receivables for securities sold and payables for securities purchased for each of the Funds were as follows:

                                    Receivable for          Payable for
                                    Securities Sold     Securities Purchased

   ---------------------------------------------------------------------------
   Value Trust                           $26,954               $195,182
   Special Investment Trust                  335                     --
   Total Return Trust                      1,247                  2,160

   Federal Income Taxes

      No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

   Use of Estimates

      Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

      For the six months ended September 30, 1999, investment transactions (excluding short-term investments) were as follows:

                                  Purchases        Proceeds From Sales
   -------------------------------------------------------------------
   Value Trust                   $2,662,218              $424,659
   Special Investment Trust         351,417               215,957
   Total Return Trust               184,727               194,895

      At September 30, 1999, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                              Net Appreciation
                                    Cost       Appreciation   Depreciation     (Depreciation)
   ---------------------------------------------------------------------------------------------
   Value Trust                   $7,355,832     $4,984,147      $(977,955)         $4,006,192
   Special Investment Trust       1,624,123        680,427       (192,519)            487,908
   Total Return Trust               493,039        111,175        (59,031)             52,144

3. Repurchase Agreements:

      All repurchase agreements are fully collateralized by obligations issued by the U.S. Government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment adviser, acting under the supervision of its Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

   ----------------------------------------------------------------------------
4. Transactions With Affiliates:

      Each Fund has an investment advisory and management agreement with Legg Mason Fund Adviser, Inc. ("LMFA"). Pursuant to their respective agreements, LMFA provides the Funds with investment advisory, management and administrative services for which each Fund pays a fee, computed daily and payable monthly at annual rates of each Fund's average daily net assets.

      LMFA has agreed to waive indefinitely its fees in any month to the extent Total Return Trust's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during that month an annual rate of 0.95% of average daily net assets for Navigator Class shares. The Funds' agreements with LMFA provide that expense reimbursements be made to Value Trust and Special Investment Trust for audit fees and compensation of the Funds' independent directors. The following chart shows the annual rate of advisory fees and audit and director fee reimbursements for each Fund:

                                                                                            Six Months Ended             At
                                                                                           September 30, 1999    September 30, 1999
                                                                                           ------------------    ------------------
                                                                                                Audit and
                                     Advisory               Asset               Expense        Director Fee           Advisory
   Fund                                Fee                Breakpoint          Limitation      Reimbursement         Fee Payable
------------------------------------------------------------------------------------------------------------------------------
   Value Trust                        1.00%        $0-$100 million               NA                $29                $6,229
                                      0.75%        $100 million-$1 billion
                                      0.65%        in excess of $1 billion
   Special Investment Trust       same as above    same as above                 NA                 23                 1,227
   Total Return Trust                 0.75%        all assets                   0.95%               NA                   348

      Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the New York Stock Exchange, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee, based on each Fund's Primary Class's average daily net assets, computed daily and payable monthly as follows:

                                                          At September 30, 1999
                                                        ------------------------
                             Distribution    Service    Distribution and Service
   Fund                          Fee           Fee            Fees Payable
   ---------------------------------------------------------------------------
   Value Trust                   0.70%        0.25%               $8,266
   Special Investment Trust      0.75%        0.25%                1,660
   Total Return Trust            0.75%        0.25%                  451

      Value Trust and Special Investment Trust paid $5 and $3, respectively, in brokerage commissions to Legg Mason for Fund security transactions for the six months ended September 30, 1999. Total Return Trust paid no brokerage commissions to Legg Mason for the six months ended September 30, 1999.

      Legg Mason also has an agreement with the Funds' transfer agent to assist it with some of its duties. For this assistance the transfer agent paid Legg Mason the following amounts for the six months ended September 30, 1999:
   Value Trust, $523; Special Investment Trust, $148; and Total Return Trust,
   $51.

      LMFA and Legg Mason are corporate affiliates and wholly owned subsidiaries of Legg Mason, Inc.

   ----------------------------------------------------------------------------

5. Line of Credit:

      The Funds, along with certain other Legg Mason Funds, participate in a $200 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the line of credit bear interest at prevailing short-term interest rates. For the six months ended September 30, 1999, the Funds had no borrowings under the line of credit.

6. Fund Share Transactions:

      At September 30, 1999, there were 400,000, 100,000 and 50,000 shares authorized at $.001 par value for the Primary Class of Value Trust, Special Investment Trust and Total Return Trust, respectively. At September 30, 1999, there were 100,000 shares authorized at $.001 par value for the Navigator Class of Value Trust. The Navigator Classes of Special Investment Trust and Total Return Trust each have 50,000 shares authorized at $.001 par value.

      Share transactions were as follows:

                                                                  Reinvestment
                                                Sold            of Distributions          Repurchased            Net Change
                                          -----------------     -----------------   ----------------------- ---------------------
                                          Shares     Amount     Shares    Amount     Shares       Amount     Shares     Amount
---------------------------------------------------------------------------------------------------------------------------------
   Value Trust
   --Primary Class
     Six Months Ended Sept. 30, 1999      32,794   $2,323,859    5,174   $347,545   (12,859)   $  (892,910)    25,109    $1,778,494
     Year Ended March 31, 1999            64,387    3,627,343    2,789    143,657   (25,054)    (1,341,839)    42,122     2,429,161

   --Navigator Class
     Six Months Ended Sept. 30, 1999       3,013   $  224,863      413   $ 28,343    (1,121)   $   (79,274)     2,305    $  173,932
     Year Ended March 31, 1999             8,759      469,123      133      7,050    (1,512)       (85,902)     7,380       390,271

    Special Investment Trust
   --Primary Class
     Six Months Ended Sept. 30, 1999       5,987   $  220,197    9,372   $316,310    (3,568)   $  (132,533)    11,791    $  403,974
     Year Ended March 31, 1999            15,145      485,457    3,628    114,566   (14,290)      (450,210)     4,483       149,813

   --Navigator Class
     Six Months Ended Sept. 30, 1999         869   $   32,490      322   $ 11,457      (155)   $    (5,989)     1,036    $   37,958
     Year Ended March 31, 1999               403       13,258      133      4,362      (476)       (16,329)        60         1,291

   Total Return Trust
   --Primary Class
     Six Months Ended Sept. 30, 1999       2,134   $   47,593    1,238   $ 27,076    (3,534)   $   (77,364)      (162)   $   (2,695)
     Year Ended March 31, 1999             5,844      131,325    2,014     44,666    (9,494)      (206,613)    (1,636)      (30,622)

   --Navigator Class
     Six Months Ended Sept. 30, 1999         141   $    3,152       40   $    868      (106)   $    (2,330)        75    $    1,690
     Year Ended March 31, 1999               172        3,717       61      1,369      (230)        (4,977)         3           109
---------------------------------------------------------------------------------------------------------------------------------

Investment Adviser
    Legg Mason Fund Adviser, Inc.
    Baltimore, MD

Board of Directors
    Raymond A. Mason, Chairman
    John F. Curley, Jr., President
    Richard G. Gilmore
    Arnold L. Lehman
    Dr. Jill E. McGovern
    G. Peter O'Brien
    T. A. Rodgers
    Edward A. Taber, III

Transfer and Shareholder Servicing Agent
    Boston Financial Data Services
    Boston, MA

Custodian
    State Street Bank & Trust Company
    Boston, MA

Counsel
    Kirkpatrick & Lockhart LLP
    Washington, DC

Independent Accountants
    PricewaterhouseCoopers LLP
    Baltimore, MD


    This report is not to be distributed unless preceded or accompanied by a prospectus.



                      Legg Mason Wood Walker, Incorporated
                    ----------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 . 539 . 0000

LMF-002
11/99